Supplement Dated March 25, 2020
To The Prospectuses Dated June 24, 2019 For

PERSPECTIVE II® and RETIREMENT LATITUDES®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

To The Prospectuses Dated April 29, 2019 For

ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®, PERSPECTIVE ADVISORS IISM,
PERSPECTIVE L SERIESSM, PERSPECTIVE ADVISORY®, PERSPECTIVE II®,
RETIREMENT LATITUDES®, PERSPECTIVE REWARDS®, and FIFTH THIRD PERSPECTIVE
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and ELITE ACCESS ADVISORY II®, and ELITE ACCESS ADVISORY® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITIES, and PERSPECTIVE FOCUS, and PERSPECTIVE FIXED AND VARIABLE ANNUITIES, and DEFINED STRATEGIES VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

To The Prospectus Dated April 29, 2019 For

PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account III

To The Prospectus Dated April 29, 2019 For

PERSPECTIVE ADVANTAGE FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account V

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective March 16, 2020, in the section titled "Total Annual Fund Operating Expenses," the expense information and respective footnotes for the JNL/WMC Government Money Market Fund are revised as follows:

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/WMC Government Money Market	0.16%	0.30%	0.11%	H	0.00%	0.57%	E, K

E	Expense Information has been restated to reflect current fees.

H	"Other Expenses" includes an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

K
JNAM has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, transactional costs, if any, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period. The fee waiver will continue through April 30, 2021. The Adviser may extend the fee waiver for a subsequent one-year term, and thereafter, the fee waiver will automatically renew for additional subsequent one-year terms unless the Board of Trustees approves the elimination of the fee waiver. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

______________________________
(To be used with JMV8037 04/19, JMV21086 04/19, JMV8037BE 04/19, JMV21451 06/19, JMV21452 06/19, VC3723 04/19, JMV7698 04/19, VC5869 04/19, VC3657 04/19, VC3652 04/19, JMV17955 04/19, FVC4224FT 04/19, VC5526 04/19, VC5890ML 04/19, JMV7697 04/19, VC5890 04/19, JMV17183 04/19, JMV9476ML 04/19, JMV5763ML 04/19, VC4224 04/19, JMV8798 04/19, JMV9476 04/19, JMV16966 04/19, JMV9476WF 04/19, JMV5763WF 04/19, VC3656 04/19, VC5995 04/19, JMV5765 04/19, and JMV2731 04/19)

JMV24025 03/20